EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of CRH public limited company (the “Company”) on Form 10-Q for the quarter ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the
“Report”), I, Jim Mintern, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature:	/s/ Jim Mintern
Jim Mintern

Chief Financial Officer August 8, 2024